AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This amendment to Securities Purchase Agreement (this “Agreement”)is entered to as of the 20th day of December, 2006, by and among Radiate Research, Inc., a Canadian Federal Corporation (“Company”) and subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers executed and delivered a Securities Purchase Agreement (the “Original Agreement”) dated as of October 19, 2005 which provided for Liquidated Damages in Section 11.4 thereof; and

WHEREAS, the Parties desire to amend Section 11.4 of the Original Agreement to eliminate the provision for liquidated damages.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1. The provisions with respect to Liquidated Damages (as defined in the Agreement) contained in Section 11.4 and elsewhere in the Original Agreement is hereby amended such that from and after the date hereof all references with respect to Liquidated Damages payable to the Subscribers are hereby deleted and Liquidated Damages, if any, which have accrued as of the date hereof are hereby waived and of no force or effect.

2. All of the remaining terms and conditions of the Original Agreement as originally written are, in all respects, in full force and effect.

SIGNATURES

Please acknowledge your acceptance of the foregoing Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

Dated: December 20, 2006

RADIATE RESEARCH, INC.	KENSINGTON GROUP, LTD.
a Canadian Federal corporation

By: /s/ Micah Grinstead	By: /s/ James Loughran
Name: Micah Grinstead	James Loughran
Title: President & CEO	Authorized Signatory

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This amendment to Securities Purchase Agreement (this “Agreement”)is entered to as of the 20th day of December, 2006, by and among Radiate Research, Inc., a Canadian Federal Corporation (“Company”) and subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers executed and delivered a Securities Purchase Agreement (the “Original Agreement”) dated as of October 19, 2005 which provided for Liquidated Damages in Section 11.4 thereof; and

WHEREAS, the Parties desire to amend Section 11.4 of the Original Agreement to eliminate the provision for liquidated damages.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1. The provisions with respect to Liquidated Damages (as defined in the Agreement) contained in Section 11.4 and elsewhere in the Original Agreement is hereby amended such that from and after the date hereof all references with respect to Liquidated Damages payable to the Subscribers are hereby deleted and Liquidated Damages, if any, which have accrued as of the date hereof are hereby waived and of no force or effect.

2. All of the remaining terms and conditions of the Original Agreement as originally written are, in all respects, in full force and effect.

SIGNATURES

Please acknowledge your acceptance of the foregoing Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

Dated: December 20, 2006

RADIATE RESEARCH, INC.	BAYSIDE ASSOCIATES, LTD.
a Canadian Federal corporation

By: /s/ Micah Grinstead	By: /s/ Margareta Hedstrom
Name: Micah Grinstead	Margareta Hedstrom
Title: President & CEO	Authorized Signatory

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This amendment to Securities Purchase Agreement (this “Agreement”)is entered to as of the 20th day of December, 2006, by and among Radiate Research, Inc., a Canadian Federal Corporation (“Company”) and subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers executed and delivered a Securities Purchase Agreement (the “Original Agreement”) dated as of October 19, 2005 which provided for Liquidated Damages in Section 11.4 thereof; and

WHEREAS, the Parties desire to amend Section 11.4 of the Original Agreement to eliminate the provision for liquidated damages.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1. The provisions with respect to Liquidated Damages (as defined in the Agreement) contained in Section 11.4 and elsewhere in the Original Agreement is hereby amended such that from and after the date hereof all references with respect to Liquidated Damages payable to the Subscribers are hereby deleted and Liquidated Damages, if any, which have accrued as of the date hereof are hereby waived and of no force or effect.

2. All of the remaining terms and conditions of the Original Agreement as originally written are, in all respects, in full force and effect.

SIGNATURES

Please acknowledge your acceptance of the foregoing Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

Dated: December 20, 2006

RADIATE RESEARCH, INC.	MANILLO INVESTORS, LTD
a Canadian Federal corporation

By: /s/ Micah Grinstead	By: /s/ Megan Agha
Name: Micah Grinstead	Megan Agha
Title: President & CEO	Authorized Signatory

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This amendment to Securities Purchase Agreement (this “Agreement”)is entered to as of the 20th day of December, 2006, by and among Radiate Research, Inc., a Canadian Federal Corporation (“Company”) and subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers executed and delivered a Securities Purchase Agreement (the “Original Agreement”) dated as of October 19, 2005 which provided for Liquidated Damages in Section 11.4 thereof; and

WHEREAS, the Parties desire to amend Section 11.4 of the Original Agreement to eliminate the provision for liquidated damages.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1. The provisions with respect to Liquidated Damages (as defined in the Agreement) contained in Section 11.4 and elsewhere in the Original Agreement is hereby amended such that from and after the date hereof all references with respect to Liquidated Damages payable to the Subscribers are hereby deleted and Liquidated Damages, if any, which have accrued as of the date hereof are hereby waived and of no force or effect.

2. All of the remaining terms and conditions of the Original Agreement as originally written are, in all respects, in full force and effect.

SIGNATURES

Please acknowledge your acceptance of the foregoing Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

Dated: December 20, 2006

RADIATE RESEARCH, INC.	CASTLEGATE GROUP, LTD
a Canadian Federal corporation

By:/s/ Micah Grinstead	By: /s/ Barry Taleghany
Name: Micah Grinstead	Barry Taleghany
Title: President & CEO	Authorized Signatory

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This amendment to Securities Purchase Agreement (this “Agreement”)is entered to as of the 20th day of December, 2006, by and among Radiate Research, Inc., a Canadian Federal Corporation (“Company”) and subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers executed and delivered a Securities Purchase Agreement (the “Original Agreement”) dated as of October 19, 2005 which provided for Liquidated Damages in Section 11.4 thereof; and

WHEREAS, the Parties desire to amend Section 11.4 of the Original Agreement to eliminate the provision for liquidated damages.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1. The provisions with respect to Liquidated Damages (as defined in the Agreement) contained in Section 11.4 and elsewhere in the Original Agreement is hereby amended such that from and after the date hereof all references with respect to Liquidated Damages payable to the Subscribers are hereby deleted and Liquidated Damages, if any, which have accrued as of the date hereof are hereby waived and of no force or effect.

2. All of the remaining terms and conditions of the Original Agreement as originally written are, in all respects, in full force and effect.

SIGNATURES

Please acknowledge your acceptance of the foregoing Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

Dated: December 20, 2006

RADIATE RESEARCH, INC.	TRUFELLO ASSOCIATES, LTD.
a Canadian Federal corporation

By: /s/ Micah Grinstead	By: /s/ Sophie Leacacos
Name: Micah Grinstead	Sophie Leacacos
Title: President & CEO	Authorized Signatory